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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                        February 27, 2001 (Feb. 21, 2001)
                        --------------------------------


                       CADMUS COMMUNICATIONS CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



          Virginia                   000-12954                54-1274108
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(State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)     File Number)         Identification Number)



1801 Bayberry Court, Suite 200, Richmond, Virginia                23226
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     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code          (804) 287-5680
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Item 5.  Other Events.

On February 21, 2001, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to the Company's announcement of a partnership withXyvision Enterprise Solutions, Inc. ("XyEnterprise").











Item 7.  Exhibits.

         Exhibit 99.1               Press Release
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 27, 2001.


                                       CADMUS COMMUNICATIONS CORPORATION


                                       By: /s/ Bruce V. Thomas
                                           -----------------------
                                           Bruce V. Thomas
                                           President and Chief Executive Officer
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                                  Exhibit Index


         Exhibit


99.1     Press Release